                                              ----------------------------

                                                                   [LOGO]
                                             EquiTrust Series Fund, Inc.
                                             ANNUAL REPORT
                                             JULY 31, 2000

                                             INVESTMENT MANAGER AND
                                             PRINCIPAL UNDERWRITER

                                             EQUITRUST INVESTMENT
                                             MANAGEMENT SERVICES, INC.

                                             5400 UNIVERSITY AVENUE
                                             WEST DES MOINES, IA 50266

                                               1-800-247-4170 (OUTSIDE IOWA)
                                               1-800-422-3175 (IN IOWA)
                                                     225-5586 (DES MOINES)

                                               This report is not to be
                                               distributed unless preceded or
                                               accompanied
                                               by a prospectus.

                                          737-028(00)

PRESIDENT'S LETTER

Dear Shareholder:

    For the twelve-month period ended July 31, 2000, the Standard & Poor's 500 Stock Composite Index (S&P 500) was up 8.96% on a total return basis, and the Dow Jones Industrial Average (DJIA) was up only 0.27%. While its streak of dramatic price gains may have ended after the NASDAQ Composite Index peaked in March, the Index finished the twelve-month period up 43.02%. During the same twelve-month period, the Russell 2000 small cap index rose 13.77%.

    Relative to historical valuation measures, the major equity market indices remain aggressively valued. Price-to-earnings (P/E) ratios for the S&P 500 are at nearly twice the 30-year average of 15.6. The market valuation of equities as a percentage of gross domestic product (GDP) is nearly three times its 75-year average.

    The numbers for the tech-heavy NASDAQ are more extreme than the S&P 500. However, even the S&P 500 has become increasingly dominated by technology. The technology sector weighting as a percentage of the overall S&P 500 Index has increased from 22% on June 30, 1999, to 33% as of June 30, 2000. The S&P 500 technology sector P/E ratio of 60 is roughly double that of the non-tech portion of the index.

    The fixed income markets generally outperformed equities during the period. High-grade corporate bonds returned 4.70% and long-term Treasury bonds returned 9.40%. In general, longer maturity and higher quality bonds performed best.

    During the 12 months ended July 31, 2000, the consumer price index (CPI) rose 3.5%, compared to 2.1% for the prior 12 months. Higher energy prices contributed substantially to this increase.

    Federal Reserve Chairman Alan Greenspan has initiated a series of interest rate hikes with the objective of slowing the economy to a level of growth he deems sustainable. Of particular concern to him is the possibility of rising wage costs due to the historically low unemployment rates observed recently. During the first half of 2000, the Fed raised the short-term, Federal Funds rates in three increments from 5.50% to 6.50%. These moves follow three upward moves during 1999.

    Some indications of economic slowdown have occurred and many market participants now believe that the Fed may be done raising rates for the present time. Others have argued that soft numbers for the second quarter may be due to unique factors that stimulated more activity in the first quarter at the expense of the second. Increased electronic tax filing accelerated tax refunds earlier in the year, while taxes being paid on capital gains took place during the second quarter. Also, a warmer first quarter stimulated construction activity early in the year and may have robbed that activity from the second quarter's schedule. Accordingly, it is possible the economy will show some rebound in the third quarter. The Fed's "soft landing" may or may not have already been achieved.

    The following paragraphs describe how the various EquiTrust Series Fund Portfolios are being positioned and where we see value that has developed as a result of recent financial market activity.

    VALUE GROWTH: Since the March 1, 2000 management changes, we have substantially restructured the Portfolio. Convertible bonds and preferred stocks have been reduced to only nominal amounts. We have sought to reduce the most heavily weighted individual positions and also to reduce our exposure to micro-cap securities. The goal of these actions is to reduce our tracking error relative to the major market indices and to ensure that the Portfolio is representative of the overall U.S. economy.

    The five-month period since the end of February has seen substantial volatility, particularly in the tech-heavy NASDAQ. The NASDAQ Composite Index reached a closing price peak of 5048.62 on March 10th and then declined to a low of 3164.55 on May 23rd. After declining for the first two months of the year, the S&P 500 rose sharply during late March to a high of 1527.46 and then fell sharply during mid-April to a low of 1357.31. Much of the decline in the S&P 500 can be attributed to the performance of its technology component.

    Since the first of March, the NASDAQ has been the real news in terms of percentage moves. From its March-high to May-low closing prices, the index declined by over 37%. The high/low range for the S&P 500 was just over 11%.

    The P/E ratios for both indices remain at rather high levels relative to historic norms. The P/E for the NASDAQ is currently 155.06x and for the S&P 500, 30.86x. These extremely high valuations give us some cause for concern. However, a large number of stocks trade at very substantial discounts to the averages, and we have focused our attention on those stocks.

                                          7/31/2000           S&P 500
SECTOR                               PORTFOLIO WEIGHTING  INDEX WEIGHTING     DEVIATION
------                               -------------------  ---------------  ---------------
Basic Materials....................             6.52%             1.93%             +4.59%
Capital Goods......................            11.75%             7.93%             +3.82%
Community Services.................             6.00%             6.79%             -0.79%
Consumer Cyclicals.................            11.19%             7.35%             +3.84%
Consumer Staples...................            12.64%            10.21%             +2.43%
Energy.............................             8.34%             5.40%             +2.94%
Financial..........................            13.77%            12.65%             +1.12%
Health Care........................             9.56%            11.59%             -2.03%
Technology.........................             3.59%            33.10%            -29.51%
Transportation.....................             3.37%             0.59%             +2.78%
Utilities..........................             7.29%             2.46%             +4.83%

    The technology sector has experienced substantial price volatility during recent months. The current P/E ratio for the sector is 55.7x. We utilized the price volatility to begin doing some bargain shopping in this sector, but an abrupt recovery rally somewhat curtailed our actions. Following a 2.6% increase in our exposure, we remain dramatically underweight in this sector. We believe that much of the pricing in this sector remains quite unrealistic and that we will have opportunities in the future to add to this important sector at more modest valuations. Even as the overall sector valuations remain high, individual issues have been dealt with harshly following any earnings disappointment. Such responses may at times be overreactions and provide us with opportunities.

    HIGH GRADE BOND: Over the twelve-month reporting period, the Federal Reserve has raised the rate charged on overnight loans between banks by 1.5% to a nine-year high of 6.5%. These increases were made due to concerns that the robust U.S. economy and tight labor market could possibly lead to an increase in future inflation. At the same time the Fed was raising short-term rates, the U.S. Treasury began to use part of the current budget surplus to buy back long-term Treasury issues. As a result of the shrinking supply of long-term bonds, the yield on the 30-year Treasury bond declined over this timeframe while shorter maturity issue yields increased. For example, the 2, 10, and 30-year Treasury issues yielded 5.62%, 5.90% and 6.10%, respectively, as of July 31, 1999, and 6.28%, 6.04% and 5.79% as of July 31, 2000.

    Over this time period, corporate issues underperformed Treasury issues. The yield spread between corporates and Treasury issues reached historically wide levels for a non-recessionary period as increased volatility in the equity and bond markets, the general decline in overall credit quality and fears of slower economic growth weighed on the corporate market. These wider spreads made corporates look very attractive and we increased our exposure to this asset class. Our duration has increased slightly during this period and is now almost equal to that of the Lehman Brothers U.S. Aggregate Index. Given the recent decline in absolute yields available in the market, we do not plan to extend our duration and we will probably let it drop slightly going forward.

    HIGH YIELD BOND: During the past twelve months, the high yield bond market greatly underperformed the high-grade bond market. For example, the Lehman Brothers U.S. Investment Grade Corporate Index had a total return of 4.83% compared to a -0.67% return for the Lehman Brothers U.S. High Yield Corporate Index for the 12 months ending July 31, 2000. Higher actual defaults, a general decline in credit quality and net cash outflows from high yield mutual funds hurt performance. Given these factors, the average yield spread has continued to widen so that it stood at an average of 694 basis points at the end of July 2000 compared to 553 basis points at the end of July 1999, according to the DLJ High Yield Index.

    The Portfolio produced very good relative returns during this difficult period due to our lower exposure to high yield issues. Given the current wider spreads available on high yield issues, we will look to increase our exposure to higher yielding issues. Barring an economic recession, these current spread levels appear to provide adequate compensation for taking on the credit and market risk inherent in the high yield market.

    MANAGED: The Managed Portfolio has undergone a rather dramatic transformation. We have sought to substantially increase the exposure to common stocks and to reduce the exposure to convertible bonds and preferred stocks. As we have made common stock acquisitions for the Value Growth Portfolio, we have normally added the names to the Managed Portfolio, but often in different weightings. In addition, we have monitored the existing equity names in the Value Growth Portfolio and in cases where prices have come back into our buy range, we have added these names to the Managed Portfolio.

    Because the Managed Portfolio has more of an income bias and a somewhat more pure value orientation (as opposed to growth), the sector weightings differ somewhat from the Value Growth Portfolio. This is consistent with our expectation that the Managed Portfolio will, over time, have a lower correlation to the S&P 500 and hopefully, a lower standard deviation.

    As long as we are able to continue adding good companies at such modest valuations (e.g. P/E ratios from 9 to 12) and relatively attractive dividend yields, we will maintain a rather substantial equity exposure in this Portfolio. We have reduced the Portfolio's exposure to convertible bonds and preferred stocks because we feel straight common stocks offer us a better risk/reward profile at this point in time. Also, we prefer the higher degree of liquidity and pricing certainty offered by actively traded common stocks.

    As discussed in our last report, this Portfolio will be managed as a tactical asset allocation portfolio. We will, in general, utilize common stocks similar to those found in the Value Growth Portfolio, straight debt securities similar to those found in the High Grade Bond Portfolio and money market instruments. The relative weightings in these three sectors will be driven by overall stock market valuations and the general level and trend of interest rates. The Portfolio will retain its bias towards income producing securities and will seek to produce higher levels of current income than most equity funds and higher capital appreciation potential than most fixed-income funds.

ASSET ALLOCATION

                                           AS OF     CHANGE FROM
                                          6/30/00      2/29/00
                                          -------  ---------------
Corporate Bonds:........................   0.41%             0.16%
Common Stocks:..........................  57.63%           +47.53%
Securities Convertible into Common
 Stocks:
  Preferred.............................  16.84%           -21.90%
  Debentures............................   5.28%           -20.08%

  Preferred Stocks:.....................  12.00%            -2.63%
  Cash Equivalents:.....................   7.84%            -3.08%

    MONEY MARKET: With the Fed moving the Fed Funds rate to a current level of 6.50%, money market fund yields are at cyclically high levels. Also, when comparing the Fed Funds rate to the U.S. Treasury 30-year bond rate of 5.90%, there is additional incentive to stay in liquid, relatively stable money market funds. The holdings of the Portfolio are invested in high-quality commercial paper, which are obligations of top U.S. corporations and agency discount notes that are obligations of government agencies such as FNMA, FHLB and FHLMC. These securities offer additional yield over Treasury securities with minimal incremental risk. Going forward, Greenspan may not raise rates, but may hold at the current level, at least until after the elections in November.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past year has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                          /s/ Edward M. Wiederstein

                                           EDWARD M. WIEDERSTEIN
                                           PRESIDENT

August 31, 2000

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE VALUE GROWTH PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      VALUE GROWTH PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1990                 $10,000                        $10,000
1991                 $11,167                        $11,277
1992                 $12,564                        $12,716
1993                 $15,988                        $13,819
1994                 $16,042                        $14,535
1995                 $17,544                        $18,321
1996                 $20,774                        $21,348
1997                 $25,310                        $32,453
1998                 $21,167                        $38,707
1999                 $19,587                        $46,507
2000                 $17,560                        $50,674

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -10.35%
5 Year                         0.02%
10 Year                        5.79%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    For the twelve-month period ended July 31, 2000, the total return for the Value Growth Portfolio was -10.35%, compared to +8.96% for the S&P 500 Stock Composite Index. The performance differential can be attributed to the extreme performance disparity between smaller market capitalization stocks and larger issues, and between the technology sector and the other market sectors.

    Issues with market capitalizations between $305 million and $2.95 billion returned -35% on a price basis. At the other end of the spectrum, issues with market capitalizations between $25.8 billion and $508 billion returned nearly 20%. Overall, the correlation between market capitalization and performance was highly positive.

    The technology sector generated returns in excess of 50% during the twelve-month period while the health care sector was the only other sector making even double-digit returns. The basic materials, telecommunications and consumer staples sectors all had negative returns for the period.

    The Value Growth Portfolio was substantially underweight in technology during this period because the fundamental valuations in this sector did not appear to be reasonable. The Portfolio also had substantial exposure to smaller market capitalization issues, which appear to be attractively valued, but underperformed during the period.

HIGH GRADE BOND PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
 HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND U.S. AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 LEHMAN BROTHERS MUTUAL FUND
      HIGH GRADE BOND PORTFOLIO         U.S. AGGREGATE INDEX
1990                    $10,000                      $10,000
1991                    $11,029                      $11,071
1992                    $12,542                      $12,710
1993                    $13,558                      $14,005
1994                    $13,798                      $14,015
1995                    $14,934                      $15,432
1996                    $15,737                      $16,287
1997                    $17,242                      $18,040
1998                    $18,369                      $19,460
1999                    $18,566                      $19,945
2000                    $18,987                      $21,136

AVERAGE ANNUAL TOTAL RETURN
1 Year                       2.27%
5 Year                       4.92%
10 Year                      6.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended July 31, 2000, the High Grade Bond Portfolio underperformed the Lehman Brothers Mutual Fund U.S. Aggregate Index, as reflected by the 2.27% total return produced by the Portfolio versus the 5.97% total return produced by the Index. The main factors that caused this divergence in performance were Portfolio expenses, and the larger exposure to corporate issues that the Portfolio contained relative to the Index. Corporates, in general, underperformed Government issues over this time period.

HIGH YIELD BOND PORTFOLIO

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH YIELD BOND
      PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND CORPORATE/HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 LEHMAN BROTHERS MUTUAL FUND
      HIGH YIELD BOND PORTFOLIO  CORPORATE/HIGH YIELD INDEX
1990                    $10,000                      $10,000
1991                    $11,283                      $11,115
1992                    $13,137                      $13,044
1993                    $14,838                      $14,634
1994                    $15,117                      $14,692
1995                    $16,585                      $16,489
1996                    $17,857                      $17,535
1997                    $20,298                      $19,871
1998                    $21,739                      $21,404
1999                    $21,928                      $21,592
2000                    $22,288                      $22,361

AVERAGE ANNUAL TOTAL RETURN
1 Year                       1.64%
5 Year                       6.09%
10 Year                      8.34%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended July 31, 2000, the 1.64% total return produced by the High Yield Bond Portfolio trailed the 3.56% total return produced by the Lehman Brothers Mutual Fund Corporate/High Yield Index. The main factors causing this divergence in performance were Portfolio expenses and the Portfolio's larger exposure to high yield issues than the Index (80% investment grade corporate issues; 20% high yield issues) during a period when the high yield market underperformed the investment grade corporate bond market.

MANAGED PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE MANAGED PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      MANAGED PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1990            $10,000                        $10,000
1991            $10,705                        $11,277
1992            $12,289                        $12,716
1993            $15,118                        $13,819
1994            $15,025                        $14,535
1995            $16,437                        $18,321
1996            $19,281                        $21,348
1997            $22,927                        $32,453
1998            $21,886                        $38,707
1999            $20,517                        $46,507
2000            $20,809                        $50,674

AVERAGE ANNUAL TOTAL RETURN
1 Year                       1.42%
5 Year                       4.83%
10 Year                      7.60%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Managed Portfolio is a tactical asset allocation portfolio with an emphasis on securities producing income and with capital growth potential, and will not likely mirror any particular equity index over longer periods of time. During the twelve-month period ended July 31, 2000, the Portfolio produced a return of 1.42% compared to 8.96% for the S&P 500 Stock Composite Index and 5.97% for the Lehman Brothers Aggregate Index.

    Because most of the positive return generated by the S&P 500 came from the technology component and this Portfolio had very little exposure to technology, the weaker relative performance is not surprising. The lofty valuations recently observed in the technology sector heighten the price risk investors face. This price risk combined with the lack of any meaningful dividend income from such issues made substantial investment in this sector inappropriate for the Managed Portfolio.

BLUE CHIP PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE BLUE CHIP PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      BLUE CHIP PORTFOLIO  S&P 500 STOCK COMPOSITE INDEX
1990              $10,000                        $10,000
1991              $10,836                        $11,277
1992              $12,003                        $12,716
1993              $12,749                        $13,819
1994              $13,610                        $14,535
1995              $16,709                        $18,321
1996              $19,355                        $21,348
1997              $27,827                        $32,453
1998              $31,025                        $38,707
1999              $35,526                        $46,507
2000              $36,310                        $50,674

AVERAGE ANNUAL TOTAL RETURN
1 Year                        2.21%
5 Year                       16.79%
10 Year                      13.76%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and S&P 500 Stock Composite Index. During the twelve-month period ended July 31, 2000, the performance of these two large capitalization indices varied to a greater degree than they have in the several years prior. This deviation is due to the increasing significance technology stocks have on the S&P 500. The Portfolio's return of +2.21% was less than the S&P 500 but greater than the Dow Jones Industrial Average return of 0.27%. Adjusted for expenses, the Portfolio's performance was consistent with our expectations.

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                                       11

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2000

                                                                                HIGH
                                                            VALUE GROWTH     GRADE BOND
                                                             PORTFOLIO       PORTFOLIO
                                                            ------------    ------------
 ASSETS
 Investments in securities, at value (cost --
   $69,443,206; $13,567,138; $12,596,815; $31,659,862;
  $4,624,596; and $43,647,015, respectively)............    $64,352,532     $12,814,917
 Cash...................................................                         13,983
 Receivables:
   Accrued dividends and interest.......................        119,023         189,267
   Investment securities sold...........................        279,553
   Prepaid expense and other assets.....................          1,100           2,090
                                                            -----------     -----------
 Total Assets...........................................    $64,752,208     $13,020,257
                                                            ===========     ===========
 LIABILITIES AND NET ASSETS
 Liabilities:
   Payable to EquiTrust Investment Management
    Services, Inc.......................................    $    38,716     $     6,371
   Net outstanding redemptions in excess of bank
    balance.............................................         38,916
   Accrued expenses.....................................         15,323           5,916
                                                            -----------     -----------
 Total Liabilities......................................         92,955          12,287
 Net assets applicable to outstanding capital stock.....     64,659,253      13,007,970
                                                            -----------     -----------
 Total Liabilities and Net Assets.......................    $64,752,208     $13,020,257
                                                            ===========     ===========
 NET ASSET VALUE PER SHARE
 Class A: Net Assets....................................    $60,429,351     $11,512,508
     Shares issued and outstanding......................      7,084,525       1,188,647
     Net asset value per share..........................    $      8.53     $      9.69
                                                            ===========     ===========
 Class I: Net Assets....................................    $ 4,229,902     $ 1,495,462
     Shares issued and outstanding......................        492,959         154,333
     Net asset value per share..........................    $      8.58     $      9.69
                                                            ===========     ===========

SEE ACCOMPANYING NOTES.

                                                                HIGH
                                                             YIELD BOND       MANAGED       MONEY MARKET     BLUE CHIP
                                                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ------------    ------------    ------------    ------------
 ASSETS
 Investments in securities, at value (cost --
   $69,443,206; $13,567,138; $12,596,815; $31,659,862;
  $4,624,596; and $43,647,015, respectively)............    $11,606,509     $31,808,834      $4,624,596     $66,582,432
 Cash...................................................          2,859                          35,632           5,677
 Receivables:
   Accrued dividends and interest.......................        215,273          65,603           4,056          49,467
   Investment securities sold...........................                         92,227
   Prepaid expense and other assets.....................            131             466              44             557
                                                            -----------     -----------      ----------     -----------
 Total Assets...........................................    $11,824,772     $31,967,130      $4,664,328     $66,638,133
                                                            ===========     ===========      ==========     ===========
 LIABILITIES AND NET ASSETS
 Liabilities:
   Payable to EquiTrust Investment Management
    Services, Inc.......................................    $     8,104     $    16,875      $    1,492     $    26,573
   Net outstanding redemptions in excess of bank
    balance.............................................                         33,635
   Accrued expenses.....................................          5,158           8,394           4,695           8,188
                                                            -----------     -----------      ----------     -----------
 Total Liabilities......................................         13,262          58,904           6,187          34,761
 Net assets applicable to outstanding capital stock.....     11,811,510      31,908,226       4,658,141      66,603,372
                                                            -----------     -----------      ----------     -----------
 Total Liabilities and Net Assets.......................    $11,824,772     $31,967,130      $4,664,328     $66,638,133
                                                            ===========     ===========      ==========     ===========
 NET ASSET VALUE PER SHARE
 Class A: Net Assets....................................    $10,276,274     $29,442,864      $3,928,200     $60,700,937
     Shares issued and outstanding......................      1,099,526       2,927,471       3,928,200       1,282,907
     Net asset value per share..........................    $      9.35     $     10.06      $     1.00     $     47.32
                                                            ===========     ===========      ==========     ===========
 Class I: Net Assets....................................    $ 1,535,236     $ 2,465,362      $  729,941     $ 5,902,435
     Shares issued and outstanding......................        164,352         244,688         729,941         123,749
     Net asset value per share..........................    $      9.34     $     10.08      $     1.00     $     47.70
                                                            ===========     ===========      ==========     ===========

EQUITRUST SERIES FUND, INC
STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 2000

                                                                                HIGH
                                                            VALUE GROWTH     GRADE BOND
                                                             PORTFOLIO       PORTFOLIO
                                                            ------------    ------------
 INVESTMENT INCOME
 Dividends..............................................    $ 1,319,503      $   47,663
 Interest...............................................        444,849         988,342
                                                            -----------      ----------
 Total Investment Income................................      1,764,352       1,036,005
 EXPENSES
 Paid to EquiTrust Investment Management
  Services, Inc.:
   Investment advisory and management fees..............        363,262          55,042
   Transfer and dividend disbursing agent fees..........        215,048          40,304
   Distribution fees....................................        339,873          61,234
   Administrative service fees..........................        169,936          30,617
   Accounting fees......................................         30,000           6,880
 Custodian fees.........................................         26,499           9,787
 Professional fees......................................         44,538          11,715
 Directors' fees and expenses...........................          3,704             721
 Reports to shareholders................................         49,782           9,033
 Registration fees......................................         10,441           7,181
 Miscellaneous..........................................          9,527             (73)
                                                            -----------      ----------
 Total Expenses.........................................      1,262,610         232,441
 Expense reimbursement..................................
 Fees paid indirectly...................................         (4,263)         (3,052)
                                                            -----------      ----------
 Net Expenses...........................................      1,258,347         229,389
                                                            -----------      ----------
 Net Investment Income..................................        506,005         806,616
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Net realized gain (loss) from investment
  transactions..........................................     (6,387,220)        (22,258)
 Change in unrealized appreciation/depreciation of
  investments...........................................     (3,507,051)       (483,258)
                                                            -----------      ----------
 Net Gain (Loss) on Investments.........................     (9,894,271)       (505,516)
                                                            -----------      ----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................    $(9,388,266)     $  301,100
                                                            ===========      ==========

SEE ACCOMPANYING NOTES.

                                                                HIGH
                                                             YIELD BOND       MANAGED       MONEY MARKET     BLUE CHIP
                                                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ------------    ------------    ------------    ------------
 INVESTMENT INCOME
 Dividends..............................................    $    98,105     $ 1,648,609                      $  793,156
 Interest...............................................      1,025,249         652,419       $269,601          264,386
                                                            -----------     -----------       --------       ----------
 Total Investment Income................................      1,123,354       2,301,028        269,601        1,057,542
 EXPENSES
 Paid to EquiTrust Investment Management
  Services, Inc.:
   Investment advisory and management fees..............         68,404         214,591         11,672          163,960
   Transfer and dividend disbursing agent fees..........         47,877         135,921         11,927          190,363
   Distribution fees....................................         54,342         165,330         19,713          298,289
   Administrative service fees..........................         27,171          82,665          9,856          149,144
   Accounting fees......................................          6,219          17,883          2,335           30,000
 Custodian fees.........................................          8,929          11,202          9,167           11,395
 Professional fees......................................         11,128          22,570          3,110           33,282
 Directors' fees and expenses...........................            648           1,835            252            3,545
 Reports to shareholders................................          8,213          24,399          3,340           40,828
 Registration fees......................................          7,201           8,245          5,844           10,243
 Miscellaneous..........................................            926           3,378          3,753            3,898
                                                            -----------     -----------       --------       ----------
 Total Expenses.........................................        241,058         688,019         80,969          934,947
 Expense reimbursement..................................         (2,521)                        (1,701)
 Fees paid indirectly...................................         (2,448)         (3,957)        (1,265)          (3,570)
                                                            -----------     -----------       --------       ----------
 Net Expenses...........................................        236,089         684,062         78,003          931,377
                                                            -----------     -----------       --------       ----------
 Net Investment Income..................................        887,265       1,616,966        191,598          126,165
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Net realized gain (loss) from investment
  transactions..........................................        (43,949)     (3,810,028)                      2,102,038
 Change in unrealized appreciation/depreciation of
  investments...........................................       (667,488)      2,369,754                        (828,775)
                                                            -----------     -----------       --------       ----------
 Net Gain (Loss) on Investments.........................       (711,437)     (1,440,274)                      1,273,263
                                                            -----------     -----------       --------       ----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................    $   175,828     $   176,692       $191,598       $1,399,428
                                                            ===========     ===========       ========       ==========

EQUITRUST SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    VALUE GROWTH
                                                                      PORTFOLIO
                                                            -----------------------------
                                                                 YEAR ENDED JULY 31,
                                                            -----------------------------
                                                                2000            1999
                                                            ------------    -------------
 OPERATIONS
 Net investment income..................................    $    506,005    $    837,369
 Net realized gain (loss) from investment
  transactions..........................................      (6,387,220)    (29,242,846)
 Change in unrealized appreciation/depreciation of
  investments...........................................      (3,507,051)     21,062,739
                                                            ------------    ------------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................      (9,388,266)     (7,342,738)
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income:
   Class A..............................................        (404,083)       (896,298)
   Class I..............................................         (49,796)        (71,985)
 Net realized gain from investment transactions:
   Class A..............................................
   Class I..............................................
 Distributions in excess of net realized gain from
  investment transactions:
   Class A..............................................                      (4,276,604)
   Class I..............................................                        (248,105)
                                                            ------------    ------------
 Total Dividends and Distributions......................        (453,879)     (5,492,992)
 CAPITAL SHARE TRANSACTIONS.............................     (13,799,635)      3,404,142
                                                            ------------    ------------
 Total Increase (Decrease) in Net Assets................     (23,641,780)     (9,431,588)
 NET ASSETS
 Beginning of year......................................      88,301,033      97,732,621
                                                            ------------    ------------
 End of year (including undistributed
  net investment income as set forth below).............    $ 64,659,253    $ 88,301,033
                                                            ============    ============
 Undistributed Net Investment Income....................    $    334,916    $    282,790
                                                            ============    ============

SEE ACCOMPANYING NOTES.

                                                                        HIGH                            HIGH
                                                                     GRADE BOND                      YIELD BOND
                                                                     PORTFOLIO                       PORTFOLIO
                                                            ----------------------------    ----------------------------
                                                                YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                            ----------------------------    ----------------------------
                                                                2000            1999            2000            1999
                                                            ------------    ------------    ------------    ------------
 OPERATIONS
 Net investment income..................................    $   806,616     $   766,005     $   887,265     $   777,387
 Net realized gain (loss) from investment
  transactions..........................................        (22,258)        159,598         (43,949)        (29,781)
 Change in unrealized appreciation/depreciation of
  investments...........................................       (483,258)       (790,290)       (667,488)       (625,744)
                                                            -----------     -----------     -----------     -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................        301,100         135,313         175,828         121,862
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income:
   Class A..............................................       (710,241)       (682,413)       (766,307)       (680,208)
   Class I..............................................        (96,375)        (83,592)       (120,958)        (97,179)
 Net realized gain from investment transactions:
   Class A..............................................        (17,275)        (74,415)                        (21,316)
   Class I..............................................         (2,156)         (8,345)                         (2,821)
 Distributions in excess of net realized gain from
  investment transactions:
   Class A..............................................        (19,893)                                        (84,990)
   Class I..............................................         (2,484)                                        (11,235)
                                                            -----------     -----------     -----------     -----------
 Total Dividends and Distributions......................       (848,424)       (848,765)       (887,265)       (897,749)
 CAPITAL SHARE TRANSACTIONS.............................     (1,076,121)      2,458,225        (846,071)      1,708,593
                                                            -----------     -----------     -----------     -----------
 Total Increase (Decrease) in Net Assets................     (1,623,445)      1,744,773      (1,557,508)        932,706
 NET ASSETS
 Beginning of year......................................     14,631,415      12,886,642      13,369,018      12,436,312
                                                            -----------     -----------     -----------     -----------
 End of year (including undistributed
  net investment income as set forth below).............    $13,007,970     $14,631,415     $11,811,510     $13,369,018
                                                            ===========     ===========     ===========     ===========
 Undistributed Net Investment Income....................    $         0     $         0     $         0     $         0
                                                            ===========     ===========     ===========     ===========

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      MANAGED
                                                                     PORTFOLIO
                                                            ----------------------------
                                                                YEAR ENDED JULY 31,
                                                            ----------------------------
                                                                2000            1999
                                                            ------------    ------------
 OPERATIONS
 Net investment income..................................    $ 1,616,966     $ 1,836,141
 Net realized gain (loss) from investment
  transactions..........................................     (3,810,028)     (6,463,959)
 Change in unrealized appreciation/depreciation of
  investments...........................................      2,369,754       1,724,570
                                                            -----------     -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................        176,692      (2,903,248)
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income:
   Class A..............................................     (1,479,298)     (1,708,510)
   Class I..............................................       (138,884)       (127,401)
 Net realized gain from investment transactions:
   Class A..............................................
   Class I..............................................
 Distributions in excess of net investment income:
   Class A..............................................         (1,964)
   Class I..............................................           (185)
 Distributions in excess of net realized gain from
  investment transactions:
   Class A..............................................                     (1,863,050)
   Class I..............................................                       (128,794)
                                                            -----------     -----------
 Total Dividends and Distributions......................     (1,620,331)     (3,827,755)
 CAPITAL SHARE TRANSACTIONS.............................     (7,591,219)      1,310,015
                                                            -----------     -----------
 Total Increase (Decrease) in Net Assets................     (9,034,858)     (5,420,988)
 NET ASSETS
 Beginning of year......................................     40,943,084      46,364,072
                                                            -----------     -----------
 End of year (including undistributed
  net investment income as set forth below).............    $31,908,226     $40,943,084
                                                            ===========     ===========
 Undistributed Net Investment Income....................    $         0     $     1,216
                                                            ===========     ===========

SEE ACCOMPANYING NOTES.

                                                                    MONEY MARKET                     BLUE CHIP
                                                                     PORTFOLIO                       PORTFOLIO
                                                            ----------------------------    ----------------------------
                                                                YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                            ----------------------------    ----------------------------
                                                                2000            1999            2000            1999
                                                            ------------    ------------    ------------    ------------
 OPERATIONS
 Net investment income..................................     $  191,598      $  124,144     $   126,165     $   188,991
 Net realized gain (loss) from investment
  transactions..........................................                                      2,102,038        (147,965)
 Change in unrealized appreciation/depreciation of
  investments...........................................                                       (828,775)      7,509,719
                                                             ----------      ----------     -----------     -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................        191,598         124,144       1,399,428       7,550,745
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income:
   Class A..............................................       (159,037)       (102,909)       (139,452)       (176,178)
   Class I..............................................        (32,561)        (21,235)        (48,724)        (29,314)
 Net realized gain from investment transactions:
   Class A..............................................                                       (639,236)        (52,637)
   Class I..............................................                                        (66,185)         (4,819)
 Distributions in excess of net investment income:
   Class A..............................................
   Class I
 Distributions in excess of net realized gain from
  investment transactions:
   Class A..............................................                                                       (133,393)
   Class I..............................................                                                        (12,080)
                                                             ----------      ----------     -----------     -----------
 Total Dividends and Distributions......................       (191,598)       (124,144)       (893,597)       (408,421)
 CAPITAL SHARE TRANSACTIONS.............................        455,916       1,001,217       5,451,225       6,473,226
                                                             ----------      ----------     -----------     -----------
 Total Increase (Decrease) in Net Assets................        455,916       1,001,217       5,957,056      13,615,550
 NET ASSETS
 Beginning of year......................................      4,202,225       3,201,008      60,646,316      47,030,766
                                                             ----------      ----------     -----------     -----------
 End of year (including undistributed
  net investment income as set forth below).............     $4,658,141      $4,202,225     $66,603,372     $60,646,316
                                                             ==========      ==========     ===========     ===========
 Undistributed Net Investment Income....................     $        0      $        0     $    12,973     $    74,984
                                                             ==========      ==========     ===========     ===========

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
JULY 31, 2000

                                                                SHARES
                                                                 HELD          VALUE
                                                            --------------  ------------
 COMMON STOCKS (92.39%)
 ---------------------------
   APPAREL AND ACCESSORY STORES (0.75%)
   Wolverine World Wide, Inc............................        45,800      $   483,763
   BUSINESS SERVICES (1.82%)
   Computer Associates International, Inc...............        22,345          554,435
   Compuware Corp.......................................        29,950(1)       239,600
   Microsoft Corp.......................................         5,500(1)       383,969
                                                                            -----------
                                                                              1,178,004
   CHEMICALS AND ALLIED PRODUCTS (7.80%)
   Abbott Laboratories..................................        26,450        1,100,981
   Dial Corp............................................        75,232          954,506
   Du Pont (E.I.) De Nemours............................        10,000          453,125
   Solutia, Inc.........................................        55,300          791,481
   Johnson & Johnson....................................        11,500        1,070,219
   RPM, Inc.............................................        72,000          670,500
                                                                            -----------
                                                                              5,040,812
   COMMUNICATIONS (5.97%)
   AT&T Corp............................................        20,000          618,750
   Centurytel, Inc......................................        26,980          790,851
   Worldcom, Inc........................................        30,000(1)     1,171,875
   SBC Communications...................................        30,000        1,276,875
                                                                            -----------
                                                                              3,858,351
   DEPOSITORY INSTITUTIONS (3.26%)
   Associated Bank-Corp.................................        29,301          668,429
   Bank of America......................................         6,175          292,541
   First Union Corp.....................................        21,750          561,422
   U. S. Bancorp........................................        30,600          587,138
                                                                            -----------
                                                                              2,109,530
   ELECTRIC, GAS AND SANITARY SERVICES (6.09%)
   Atmos Energy.........................................        38,268          789,278
   Laclede Gas Co.......................................        32,457          643,054
   New Century Energies, Inc............................        24,300          830,756
   Nisource, Inc........................................        40,300          783,331
   Northwest Natural Gas Co.............................        38,600          892,625
                                                                            -----------
                                                                              3,939,044

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD          VALUE
                                                            --------------  ------------
   ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (2.93%)
   Adaptec, Inc.........................................        16,900(1)   $   418,275
   ECI Telecom, Ltd.....................................        20,000          712,500
   National Service Industries, Inc.....................        37,400          764,363
                                                                            -----------
                                                                              1,895,138
   FABRICATED METAL PRODUCTS (1.51%)
   Cooper Industries, Inc...............................        11,329          363,236
   United Dominion Industries, Ltd......................        37,461          615,765
                                                                            -----------
                                                                                979,001
   FOOD AND KINDRED PRODUCTS (5.66%)
   ConAgra, Inc.........................................        43,122          881,306
   Dean Foods...........................................        25,080          873,098
   Philip Morris Companies, Inc.........................        50,000        1,262,500
   Sara Lee Corp........................................        35,000          645,313
                                                                            -----------
                                                                              3,662,217
   FOOD STORES (7.96%)
   7-Eleven, Inc........................................       135,520(1)     1,702,470
   Albertson's, Inc.....................................        15,000          452,812
   Casey's General Store................................       187,502        2,214,867
   Universal Foods Corp.................................        39,711          774,365
                                                                            -----------
                                                                              5,144,514
   FURNITURE AND FIXTURES (1.25%)
   Newell Rubbermaid, Inc...............................        30,000          808,125
   GENERAL MERCHANDISE STORES (2.63%)
   Federated Department Stores, Inc.....................        24,865(1)       598,314
   Harcourt General, Inc................................        20,000        1,103,750
                                                                            -----------
                                                                              1,702,064
   HEALTH SERVICES (1.34%)
   Schering-Plough Corp.................................        20,000          863,750
   HOLDING AND OTHER INVESTMENT OFFICES (3.74%)
   MBIA, Inc............................................        30,000        1,670,625
   Wintrust Financial Corp..............................        47,750          746,094
                                                                            -----------
                                                                              2,416,719

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD          VALUE
                                                            --------------  ------------
   INDUSTRIAL MACHINERY AND EQUIPMENT (1.78%)
   Ingersoll-Rand Co....................................        20,000      $   785,000
   Solectron Corp.......................................         9,100(1)       366,844
                                                                            -----------
                                                                              1,151,844
   INSTRUMENTS AND RELATED PRODUCTS (2.60%)
   Becton Dickinson & Co................................        40,000        1,010,000
   Pall Corp............................................        32,300          670,225
                                                                            -----------
                                                                              1,680,225
   INSURANCE CARRIERS (3.66%)
   Aetna, Inc...........................................        11,461          636,085
   Allstate Corp........................................        28,300          780,019
   MONY Group, Inc......................................        14,500          518,375
   United Fire & Casualty Co............................        22,750          435,094
                                                                            -----------
                                                                              2,369,573
   METAL MINING (0.94%)
   Barrick Gold Corp....................................        38,000          605,625
   MISCELLANEOUS MANUFACTURING INDUSTRIES (1.41%)
   Emerson Electric.....................................        14,921          911,114
   NONDEPOSITORY INSTITUTIONS (2.86%)
   Federal Home Loan Mortgage Corp......................        25,000          985,937
   SLM Holding Corp.....................................        20,000          861,250
                                                                            -----------
                                                                              1,847,187
   OIL AND GAS EXTRACTION (2.80%)
   Burlington Resources, Inc............................        20,000          652,500
   Ocean Energy, Inc....................................        22,642(1)       274,534
   Offshore Logistics...................................        70,000(1)       883,750
                                                                            -----------
                                                                              1,810,784
   PAPER AND ALLIED PRODUCTS (0.99%)
   Glatfelter (P.H.) Co.................................        63,015          638,027
   PERSONAL SERVICES (0.16%)
   Service Corporation International....................        40,000          102,500
   PETROLEUM AND COAL PRODUCTS (4.13%)
   Chevron Corp.........................................        10,000          790,000
   Conoco, Inc..........................................        39,950          893,881
   Texaco, Inc..........................................        20,000          988,750
                                                                            -----------
                                                                              2,672,631

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD          VALUE
                                                            --------------  ------------
   PRIMARY METAL INDUSTRIES (1.60%)
   Northwest Pipe Co....................................        80,800(1)   $ 1,035,250
   PRINTING AND PUBLISHING (3.14%)
   Belo A.H. Corp.......................................        51,500          994,594
   Mail-Well, Inc.......................................       147,000(1)     1,038,187
                                                                            -----------
                                                                              2,032,781
   RUBBER AND MISCELLANEOUS PLASTICS (1.37%)
   Illinois Tool Works..................................        15,500          887,375
   TRANSPORTATION -- BY AIR (1.36%)
   Petroleum Helicopters, Inc. (Non-voting).............        90,000          883,125
   TRANSPORTATION EQUIPMENT (3.40%)
   Honeywell International, Inc.........................        26,793          900,915
   ITT Industries, Inc..................................        21,700          713,387
   United Technologies Corp.............................        10,000          583,750
                                                                            -----------
                                                                              2,198,052
   TRANSPORTATION SERVICES (1.24%)
   GATX Corp............................................        20,000          798,750
   TRUCKING AND WAREHOUSING (2.12%)
   Heartland Express, Inc...............................        43,820(1)       783,282
   United Parcel Service -- Class B.....................        10,000          587,500
                                                                            -----------
                                                                              1,370,782
   WATER TRANSPORTATION (1.16%)
   American Water Works, Inc............................        31,000          751,750
   WHOLESALE - NONDURABLE GOODS (2.96%)
   Cardinal Health, Inc.................................        20,000        1,470,000
   Unilever N. V........................................        10,000          442,500
                                                                            -----------
                                                                              1,912,500
                                                                            -----------
 Total Common Stocks....................................                     59,740,907
 PREFERRED STOCKS (1.18%)
 -----------------------------
   COMMUNICATIONS (0.01%)
   Cellnet Funding, LLC.................................        29,000            2,320
   HOLDING AND OTHER INVESTMENT OFFICES (1.17%)
   General Growth Properties, Inc.......................        33,240          758,287
                                                                            -----------
 Total Preferred Stocks.................................                        760,607

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD          VALUE
                                                            --------------  ------------
 SHORT-TERM INVESTMENTS (5.96%)
 -----------------------------------
   MONEY MARKET MUTUAL FUND (0.78%)
   Provident Institutional Funds, T-Fund Portfolio......       501,018      $   501,018

                                                              PRINCIPAL
                                                               AMOUNT
                                                            -------------
  COMMERCIAL PAPER (5.18%)
  Ford Motor Credit Corp., 6.32%, due 8/01/2000.........    $2,035,000        2,035,000
  General Electric Capital, 6.51%, due 8/07/2000........       655,000          655,000
  General Electric Capital, 6.51%, due 8/04/2000........       660,000          660,000
                                                                             ----------
Total Commercial Paper..................................                      3,350,000
                                                                             ----------
Total Short-term Investments............................                      3,851,018
                                                                             ----------
Total Investments (99.53%)..............................                     64,352,532
OTHER ASSETS LESS LIABILITIES (0.47%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets,
   less liabilities.....................................                        306,721
                                                                             ----------
Total Net Assets (100.00%)..............................                     $64,659,253
                                                                             ==========

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
JULY 31, 2000

                                           SHARES
                                            HELD        VALUE
                                          ---------  -----------
PREFERRED STOCKS (5.44%)
-----------------------------
  New Plan Excel Realty Trust...........     9,000   $   356,907
  Virginia Electric & Power.............    15,000       351,563
                                                     -----------
                                                         708,470

                                          PRINCIPAL
                                           AMOUNT
                                          ---------
CORPORATE BONDS (62.33%)
-----------------------------
  DEPOSITORY INSTITUTIONS (6.03%)
  First Bank, N.A., 6.25%, due
   8/15/05..............................  $450,000       452,394
  J. P. Morgan & Co., 7.25%, due
   10/01/10.............................   350,000       332,119
                                                     -----------
                                                         784,513
  ELECTRIC, GAS AND SANITARY SERVICES (9.03%)
  National Co-op Services Corp.
   (Arkansas Electric), 9.48%, due
   1/01/12..............................   537,000       564,355
  Oglethorpe Power (OPC Scherer),
   6.974%, due 6/30/11..................   645,000       609,841
                                                     -----------
                                                       1,174,196
  FOOD STORES (1.17%)
  Ahold Finance USA, Inc., 8.25%, due
   7/15/10..............................   150,000       151,693
  GENERAL MERCHANDISE STORES (2.50%)
  J.C. Penney & Co., 8.25%, due
   8/15/22..............................   400,000       325,064
  HOLDING AND OTHER INVESTMENT OFFICES (6.54%)
  Meditrust, 7.60%, due 9/13/05.........   350,000       240,924
  Security Capital Pacific, 7.20%, due
   3/01/13..............................   225,000       202,057
  Washington REIT, 6.898%, due
   2/15/18..............................   450,000       407,304
                                                     -----------
                                                         850,285
  INDUSTRIAL MACHINERY AND EQUIPMENT (4.29%)
  Thermo Fibertek, 4.50%, due 7/15/04...   650,000       557,791
  NONDEPOSITORY INSTITUTIONS (2.16%)
  Household Finance Co., 7.30%, due
   7/30/12..............................   300,000       281,250
  OIL AND GAS EXTRACTION (1.71%)
  Burlington Resources, Inc., 9.125%,
   due 10/01/21.........................   200,000       222,786
  PETROLEUM AND COAL PRODUCTS (3.85%)
  Texaco Capital, Inc., 7.25%, due
   1/10/10..............................   500,000       500,960
  SECURITY AND COMMODITY BROKERS (2.69%)
  Goldman Sachs Group, Inc., 7.80%, due
   1/28/10..............................   350,000       349,272

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                           AMOUNT       VALUE
                                          ---------  -----------
  TEXTILE MILL PRODUCTS (3.80%)
  Unifi, 6.50%, due 2/01/08.............  $550,000   $   494,840
  TRANSPORTATION -- BY AIR (11.91%)
  Continental Airlines, Inc., 6.545%,
   due 8/02/20..........................   681,722       599,383
  Northwest Airlines, 7.575%, due
   9/01/20..............................   696,389       662,273
  US Air, Inc., 8.36%, due 1/20/19......   299,466       288,045
                                                     -----------
                                                       1,549,701
  TOBACCO PRODUCTS (4.95%)
  UST, Inc., 7.25%, due 6/01/09.........   750,000       644,258
  TRANSPORTATION EQUIPMENT (1.70%)
  Ford Motor Co., 9.215%, due 9/15/21...   200,000       221,104
                                                     -----------
Total Corporate Bonds...................               8,107,713
ASSET-BACKED SECURITIES (0.15%)
------------------------------------
  Federal Home Loan Mortgage Corp.,
   10.15%, due 4/15/06..................    18,874        18,909
MORTGAGE-BACKED SECURITIES (28.42%)
------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.19%)
  Pool # 503442, 9.50%, due 7/01/05.....    24,107        24,453
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (28.23%)
  Pool # 236070, 10.00%, due 10/15/12...   541,737       567,978
  Pool # 1512, 7.50%, due 12/20/23......   449,927       444,582
  Pool # 22630, 6.50%, due 8/01/28......   442,350       418,021
  Pool # 2631, 7.00%, due 8/01/28.......   477,958       462,425
  Pool # 2658, 6.50%, due 10/01/28......   888,519       839,375
  Pool # 2701, 6.50%, due 1/20/29.......   915,943       865,282
  Pool # 144332, 9.00%, due 7/15/16.....    10,066        10,428
  Pool # 194692, 8.00%, due 5/15/17.....    62,984        63,889
                                                     -----------
                                                       3,671,980
                                                     -----------
Total Mortgage-Backed Securities........               3,696,433
SHORT-TERM INVESTMENTS (2.18%)
-----------------------------------
  UNITED STATES GOVERNMENT AGENCIES (1.92%)
  Federal Home Loan Mortgage Corp., due
   8/17/00..............................   250,000       249,294

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                           SHARES
                                            HELD        VALUE
                                          ---------  -----------
  MONEY MARKET MUTUAL FUND (0.26%)
  Provident Institutional Funds, T-Fund
   Portfolio............................    34,098   $    34,098
                                                     -----------
Total Short-Term Investments............                 283,392
                                                     -----------
Total Investments (98.52%)..............              12,814,917
OTHER ASSETS LESS LIABILITIES (1.48%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                 193,053
                                                     -----------
Total Net Assets (100.00%)..............             $13,007,970
                                                     ===========

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
JULY 31, 2000

                                            SHARES
                                             HELD         VALUE
                                          -----------  -----------
COMMON STOCKS (0.56%)
--------------------------
  FOOD STORES
  Penn Traffic Co.......................     9,092(1)  $    65,917
PREFERRED STOCKS (6.60%)
-----------------------------
  HOLDING AND OTHER INVESTMENT OFFICES (2.35%)
  New Plan Excel Realty Trust...........     7,000         277,594
  METAL MINING (4.25%)
  Cameco Corp...........................    24,000         502,500
                                                       -----------
Total Preferred Stocks..................                   780,094

                                           PRINCIPAL
                                            AMOUNT
                                          -----------
CORPORATE BONDS (86.58%)
-----------------------------
  AMUSEMENT AND RECREATION SERVICES (0.67%)
  AMF Bowling Worldwide, Inc., 10.875%,
   due 3/15/06..........................  $260,000          79,300
  APPAREL AND OTHER TEXTILE PRODUCTS (2.32%)
  Dan River, Inc., 10.125%, due
   12/15/03.............................   280,000         274,400
  AUTO REPAIR, SERVICES AND PARKING (0.63%)
  Budget Group, Inc., 9.125%, due
   4/01/06..............................   100,000          74,500
  BUSINESS SERVICES (2.50%)
  Cendant Corporation, 7.75%, due
   12/01/03.............................   300,000         295,830
  CHEMICALS AND ALLIED PRODUCTS (6.28%)
  Lyondell Chemical Co., 9.625%, due
   5/01/07..............................   600,000         610,500
  Terra Industries, Inc., 10.50%, due
   6/15/05..............................   200,000         131,000
                                                       -----------
                                                           741,500
  COMMUNICATIONS (4.45%)
  Savoy Pictures, 7.00%, due 7/01/03....   550,000         525,250
  DEPOSITORY INSTITUTIONS (2.98%)
  First Bank, N.A., 6.25%, due
   8/15/05..............................   350,000         351,862
  ELECTRIC, GAS AND SANITARY SERVICES (13.39%)
  Allied Waste North America, 10.00%,
   due 8/01/09..........................   500,000         438,750
  ESI Tractebel, 7.99%, due 12/30/11....   460,000         408,323
  Gulf States Utilities, 8.94%, due
   1/01/22..............................   400,000         410,284
  Waterford 3 Nuclear Power Plant,
   8.09%, due 1/02/17...................   340,448         324,906
                                                       -----------
                                                         1,582,263
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (3.33%)
  Advanced Micro Devices, Inc., 11.00%,
   due 8/01/03..........................   360,000         393,300

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                           PRINCIPAL
                                            AMOUNT        VALUE
                                          -----------  -----------
  FOOD STORES (0.32%)
  Penn Traffic Co., 11.00%, due
   6/29/09..............................  $ 47,850     $    37,323
  HEALTH SERVICES (3.19%)
  Tenet Healthcare, 7.625%, due
   6/01/08..............................   400,000         377,000
  HOLDING AND OTHER INVESTMENT OFFICES (13.03%)
  Bradley Operating, L.P., 7.20%, due
   1/15/08..............................   500,000         394,265
  Federal Realty Investment Trust,
   7.48%, due 8/15/26...................   600,000         565,989
  Price Development Company, 7.29%, due
   3/11/08..............................   250,000         229,465
  SUSA Partnership, L.P., 8.20%, due
   6/01/17..............................   375,000         349,643
                                                       -----------
                                                         1,539,362
  INDUSTRIAL MACHINERY AND EQUIPMENT (4.85%)
  AGCO Corp., 8.50%, due 3/15/06........   600,000         573,000
  INSTRUMENTS AND RELATED PRODUCTS (5.50%)
  Thermo Electron Corp., 4.25%, due
   1/01/03..............................   700,000         649,712
  LUMBER AND WOOD PRODUCTS (3.81%)
  Georgia-Pacific Corp., 9.875%, due
   11/01/21.............................   330,000         349,523
  Georgia-Pacific Corp., 9.125%, due
   7/01/22..............................   100,000          99,933
                                                       -----------
                                                           449,456
  METAL MINING (1.38%)
  Inco, Ltd., 9.875%, due 6/15/19.......   160,000         163,158
  NONDEPOSITORY INSTITUTIONS (1.29%)
  Macsaver Financial, 7.40%, due
   2/15/02..............................   300,000         153,000
  OIL AND GAS EXTRACTION (5.84%)
  Occidental Petroleum Co., 7.375%, due
   11/15/08.............................   300,000         290,553
  Pool Energy Services, 8.625%, due
   4/01/08..............................   400,000         399,000
                                                       -----------
                                                           689,553
  PAPER AND ALLIED PRODUCTS (2.13%)
  Container Corp. of America, 9.75%, due
   4/01/03..............................   250,000         251,250
  REAL ESTATE (3.39%)
  United Dominion Realty Trust, 8.125%,
   due 11/15/00.........................   400,000         399,980
  TRANSPORTATION SERVICES (1.98%)
  Preston Corp., 7.00%, due 5/01/11.....   306,000         234,090
  WATER TRANSPORTATION (3.32%)
  Windsor Petroleum Transportation,
   7.84%, due 1/15/21...................   500,000         391,875
                                                       -----------
Total Corporate Bonds...................                10,226,964

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                           PRINCIPAL
                                            AMOUNT        VALUE
                                          -----------  -----------
SHORT-TERM INVESTMENTS (4.52%)
-----------------------------------
  UNITED STATES GOVERNMENT AGENCIES (2.11%)
  Federal Home Loan Bank, due 8/16/00...  $250,000     $   249,337

                                            SHARES
                                             HELD
                                          -----------
  MONEY MARKET MUTUAL FUND (2.41%)
  Provident Institutional Funds, T-Fund
   Portfolio............................   284,197         284,197
                                                       -----------
Total Short-Term Investments............                   533,534
                                                       -----------
Total Investments (98.26%)..............                11,606,509
OTHER ASSETS LESS LIABILITIES (1.74%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                   205,001
                                                       -----------
Total Net Assets (100.00%)..............               $11,811,510
                                                       ===========

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
JULY 31, 2000

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
COMMON STOCKS (57.45%)
---------------------------
  BUSINESS SERVICES (0.75%)
  Computer Associates
   International, Inc...................       5,500         $   136,469
  Compuware Corp........................      13,000(1)          104,000
                                                             -----------
                                                                 240,469
  CHEMICALS AND ALLIED PRODUCTS (5.08%)
  Dial Corp.............................      36,636             464,819
  Johnson & Johnson.....................       4,500             418,781
  RPM, Inc..............................      38,000             353,875
  Solutia, Inc..........................      26,900             385,006
                                                             -----------
                                                               1,622,481
  COMMUNICATIONS (3.06%)
  AT&T Corp.............................       9,450             292,359
  Centurytel, Inc.......................      12,780             374,614
  Worldcom, Inc.........................       7,900(1)          308,594
                                                             -----------
                                                                 975,567
  DEPOSITORY INSTITUTIONS (5.58%)
  Associated Bank-Corp..................      21,417             488,575
  Bank of America.......................       6,175             292,541
  First Union Corp......................      15,900             410,419
  U. S. Bancorp.........................      30,700             589,056
                                                             -----------
                                                               1,780,591
  ELECTRIC, GAS AND SANITARY SERVICES (9.69%)
  Atmos Energy..........................      37,818             779,996
  Laclede Gas Co........................      31,771             629,463
  New Century Energies, Inc.............      24,300             830,756
  Northwest Natural Gas Co..............      36,800             851,000
                                                             -----------
                                                               3,091,215
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (0.69%)
  National Service Industries, Inc......      10,750             219,703
  FABRICATED METAL PRODUCTS (1.77%)
  Cooper Industries, Inc................       8,262             264,900
  United Dominion Industries, Ltd.......      18,269             300,297
                                                             -----------
                                                                 565,197

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
  FOOD AND KINDRED PRODUCTS (5.59%)
  ConAgra, Inc..........................      20,997         $   429,126
  Dean Foods............................      11,880             413,573
  Philip Morris Companies, Inc..........      26,300             664,075
  Sara Lee Corp.........................      15,000             276,562
                                                             -----------
                                                               1,783,336
  FOOD STORES (2.08%)
  7-Eleven, Inc.........................      23,760(1)          298,485
  Universal Foods Corp..................      18,719             365,020
                                                             -----------
                                                                 663,505
  FURNITURE AND FIXTURES (1.04%)
  Newell Rubbermaid, Inc................      12,300             331,331
  GENERAL MERCHANDISE STORES (0.91%)
  Federated Department Stores, Inc......      12,096(1)          291,060
  HOLDING AND OTHER INVESTMENT OFFICES (1.15%)
  MBIA, Inc.............................       6,579             366,368
  INDUSTRIAL MACHINERY AND EQUIPMENT (1.00%)
  Ingersoll-Rand Co.....................       8,178             320,987
  INSTRUMENTS AND RELATED PRODUCTS (2.42%)
  Becton Dickinson & Co.................      17,600             444,400
  Pall Corp.............................      15,800             327,850
                                                             -----------
                                                                 772,250
  INSURANCE CARRIERS (2.09%)
  Aetna, Inc............................       5,594             310,467
  Allstate Corp.........................      12,900             355,556
                                                             -----------
                                                                 666,023
  METAL MINING (0.90%)
  Barrick Gold Corp.....................      18,000             286,875
  MISCELLANEOUS MANUFACTURING INDUSTRIES (1.49%)
  Emerson Electric......................       7,770             474,456
  OIL AND GAS EXTRACTION (1.29%)
  Ocean Energy, Inc.....................      10,962(1)          132,914
  Offshore Logistics....................      22,000(1)          277,750
                                                             -----------
                                                                 410,664

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
  PAPER AND ALLIED PRODUCTS (1.48%)
  Glatfelter (P.H.) Co..................      46,745         $   473,293
  PETROLEUM AND COAL PRODUCTS (3.73%)
  Conoco, Inc...........................      20,000             447,500
  Texaco, Inc...........................      15,000             741,563
                                                             -----------
                                                               1,189,063
  PRINTING AND PUBLISHING (1.60%)
  Belo A.H. Corp........................      26,400             509,850
  TRANSPORTATION EQUIPMENT (2.45%)
  Honeywell International, Inc..........      12,928             434,704
  ITT Industries, Inc...................      10,600             348,475
                                                             -----------
                                                                 783,179
  WHOLESALE -- NONDURABLE GOODS (1.61%)
  Cardinal Health, Inc..................       7,000             514,500
                                                             -----------
Total Common Stocks.....................                      18,331,963
PREFERRED STOCKS (28.75%)
------------------------------
  DEPOSITORY INSTITUTIONS (4.05%)
  Taylor Capital Group, Inc.............      72,000           1,291,500
  ELECTRIC, GAS AND SANITARY SERVICES (4.76%)
  Nisource, Inc.........................      22,000             907,500
  Virginia Electric & Power.............      26,100             611,719
                                                             -----------
                                                               1,519,219
  HOLDING AND OTHER INVESTMENT OFFICES (3.32%)
  General Growth Properties, Inc........      46,400           1,058,500
  OIL AND GAS EXTRACTION (6.74%)
  EVI, Inc..............................      26,700           1,228,200
  El Paso Energy Capital Trust, Inc.....      15,000             922,500
                                                             -----------
                                                               2,150,700
  PETROLEUM AND COAL PRODUCTS (3.27%)
  Canadian Occident Petroleum...........      44,000           1,045,000
  PIPELINES EXCLUDING NATURAL GAS (2.72%)
  Enron Capital.........................      37,200             869,550

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
  WHOLESALE -- NONDURABLE GOODS (3.89%)
  Howell Corp...........................      20,000         $   700,000
  Suiza Capital Trust II................      14,400             540,000
                                                             -----------
                                                               1,240,000
                                                             -----------
Total Preferred Stocks..................                       9,174,469

                                            PRINCIPAL
                                             AMOUNT
                                          -------------
CORPORATE BONDS (5.67%)
----------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (0.41%)
  National Co-op Services Corp.
   (Arkansas Electric),
   9.48%, due 1/01/12...................  $  123,000             129,266
  METAL MINING (3.57%)
  Teck Corp., 3.75%, due 7/15/06........   1,500,000           1,140,000
  OIL AND GAS EXTRACTION (1.69%)
  Diamond Offshore Drilling, 3.75%, due
   2/15/07..............................     500,000             539,375
                                                             -----------
Total Corporate Bonds...................                       1,808,641
SHORT-TERM INVESTMENTS (7.82%)
-----------------------------------
  COMMERCIAL PAPER (7.32%)
  General Electic Capital Corp., 6.51%,
   due 8/04/00..........................   1,235,000           1,235,000
  Ford Motor Credit Corp., 6.32%, due
   8/01/00..............................   1,100,000           1,100,000
                                                             -----------
                                                               2,335,000

                                             SHARES
                                              HELD
                                          -------------
  MONEY MARKET MUTUAL FUND (0.50%)
  Provident Institutional Funds, T-Fund
   Portfolio............................     158,761             158,761
                                                             -----------
Total Short-term Investments............                       2,493,761
                                                             -----------
Total Investments (99.69%)..............                      31,808,834
OTHER ASSETS LESS LIABILITIES (0.31%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                          99,392
                                                             -----------
Total Net Assets (100.00%)..............                     $31,908,226
                                                             ===========

(1)  Non-income producing securities.
SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

JULY 31, 2000

                                     ANNUALIZED
                                      YIELD ON
                                      PURCHASE   PRINCIPAL
                                        DATE      AMOUNT      VALUE
                                     ----------  ---------  ----------
SHORT-TERM INVESTMENTS (99.28%)
------------------------------------
  COMMERCIAL PAPER (26.83%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Co.,
     6.55%, due 8/01/00............      6.551%  $230,000   $  230,000
    Ford Motor Credit Corp., 6.50%,
     due 8/07/00...................      6.503    235,000      235,000
    General Electric Capital Corp.,
     6.53%, due 8/02/00............      6.527    165,000      165,000
    IBM Credit Corp., 6.42%, due
     8/14/00.......................      6.421    230,000      230,000
    Texaco, Inc., 6.50%, due
     8/10/00.......................      6.496    230,000      230,000
    Wells Fargo Financial, 6.53%,
     due 8/04/00...................      6.527    160,000      160,000
                                                            ----------
  Total Commercial Paper...........                          1,250,000
  UNITED STATES GOVERNMENT AGENCIES (72.45%)
    Federal Home Loan Bank, due
     8/11/00.......................      6.458    300,000      299,470
    Federal Home Loan Bank, due
     8/16/00.......................      6.469    200,000      199,470
    Federal Home Loan Bank, due
     8/25/00.......................      6.462    400,000      398,308
    Federal Home Loan Bank, due
     9/01/00.......................      6.485    500,000      497,261
    Federal Home Loan Bank, due
     8/09/00.......................      6.438    200,000      199,718
    Federal Home Loan Mortgage
     Corp., due 8/08/00............      6.480    475,000      474,410
    Federal Home Loan Mortgage
     Corp., due 8/15/00............      6.452    160,000      159,605
    Federal Home Loan Mortgage
     Corp., due 8/18/00............      6.480    245,000      244,263
    Federal Home Loan Mortgage
     Corp., due 8/22/00............      6.487    180,000      179,331
    Federal Home Loan Mortgage
     Corp., due 8/29/00............      6.459    185,000      184,088
    Federal National Mortgage
     Assoc., due 8/03/00...........      6.530    225,000      224,919
    Federal National Mortgage
     Assoc., due 8/23/00...........      6.491    205,000      204,201
    Federal National Mortgage
     Assoc., due 8/24/00...........      6.491    110,000      109,552
                                                            ----------
  Total United States Government
   Agencies........................                          3,374,596
                                                            ----------
Total Short-Term Investments.......                          4,624,596
OTHER ASSETS LESS LIABILITIES (0.72%)
-----------------------------------------
  Cash, receivables, prepaid
   expense and other assets, less
   liabilities.....................                             33,545
                                                            ----------
Total Net Assets (100.00%).........                         $4,658,141
                                                            ==========

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
JULY 31, 2000

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
COMMON STOCKS (94.85%)
---------------------------
  BUSINESS SERVICES (2.28%)
  America Online, Inc...................      13,424(1)  $   715,667
  Microsoft Corp........................      11,489(1)      802,076
                                                         -----------
                                                           1,517,743
  CHEMICALS AND ALLIED PRODUCTS (12.13%)
  Bristol-Myers Squibb Co...............      24,962       1,238,739
  DuPont (E.I.) de Nemours & Co.........      18,318         830,034
  Johnson & Johnson.....................      17,092       1,590,624
  Lilly (Eli) & Co......................      10,096       1,048,722
  Merck & Co., Inc......................      22,138       1,587,018
  Pfizer, Inc...........................      20,888         900,795
  Procter & Gamble Co...................      15,521         882,757
                                                         -----------
                                                           8,078,689
  COMMUNICATIONS (8.30%)
  AT&T Corp.............................      24,525         758,742
  SBC Communications, Inc...............      19,989         850,782
  Verizon Communications................      21,290       1,000,630
  Viacom, Inc., Class B.................      33,323(1)    2,209,731
  Worldcom, Inc.........................      18,154(1)      709,141
                                                         -----------
                                                           5,529,026
  DEPOSITORY INSTITUTIONS (2.64%)
  Bank of America.......................      13,502         639,657
  J. P. Morgan & Co., Inc...............       8,384       1,119,264
                                                         -----------
                                                           1,758,921
  EATING AND DRINKING PLACES (1.76%)
  McDonald's Corp.......................      37,219       1,172,399
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (10.36%)
  General Electric Co...................      49,887       2,566,063
  Intel Corporation.....................      25,232       1,684,236
  Lucent Technologies, Inc..............      29,609       1,295,394
  Motorola, Inc.........................      16,965         560,905
  Texas Instruments, Inc................      13,554         795,450
                                                         -----------
                                                           6,902,048

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  FOOD AND KINDRED PRODUCTS (4.99%)
  Coca-Cola Co. (The)...................      21,658     $ 1,327,906
  PepsiCo, Inc..........................      28,494       1,305,381
  Philip Morris Companies, Inc..........      27,405         691,976
                                                         -----------
                                                           3,325,263
  GENERAL MERCHANDISE STORES (3.81%)
  Wal-Mart Stores, Inc..................      46,192       2,537,673
  INDUSTRIAL MACHINERY AND EQUIPMENT (16.13%)
  Caterpillar, Inc......................      23,586         803,398
  Cisco Systems, Inc....................      35,144(1)    2,299,735
  Dell Computer Corp....................      20,300(1)      891,931
  EMC Corp..............................      14,866(1)    1,265,468
  Hewlett-Packard Co....................      10,651       1,162,956
  International Business Machines
   Corp.................................      19,341       2,174,654
  Oracle Corp...........................      14,586(1)    1,096,685
  Sun Microsystems, Inc.................       9,961(1)    1,050,263
                                                         -----------
                                                          10,745,090
  INSTRUMENTS AND RELATED PRODUCTS (1.29%)
  Agilent Technologies, Inc.............       4,062(1)      165,527
  Eastman Kodak Co......................      12,652         694,279
                                                         -----------
                                                             859,806
  INSURANCE CARRIERS (4.26%)
  American International Group, Inc.....      32,374       2,838,839
  LUMBER AND WOOD PRODUCTS (1.09%)
  Home Depot, Inc.......................      13,973         723,103
  MOTION PICTURES (2.06%)
  Disney (Walt) Co......................      35,381       1,368,802
  NONDEPOSITORY INSTITUTIONS (2.42%)
  Citigroup, Inc........................      22,863       1,613,270
  PAPER AND ALLIED PRODUCTS (2.46%)
  International Paper Co................      19,138         650,692
  Minnesota Mining & Manufacturing
   Co...................................      10,936         984,924
                                                         -----------
                                                           1,635,616
  PETROLEUM AND COAL PRODUCTS (3.90%)
  Exxon Mobil Corp......................      32,446       2,595,680
  PRIMARY METAL INDUSTRIES (2.27%)
  Alcoa, Inc............................      49,892       1,509,233

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  PRINTING AND PUBLISHING (1.09%)
  Time Warner, Inc......................       9,435     $   723,547
  SECURITY AND COMMODITY BROKERS (3.28%)
  American Express Co...................      38,568       2,186,323
  TRANSPORTATION EQUIPMENT (8.27%)
  Boeing Co. (The)......................      20,953       1,026,697
  Ford Motor Co.........................      23,530       1,095,616
  General Motors Corp...................      15,539         884,752
  Honeywell International, Inc..........      29,211         982,220
  United Technologies Corp..............      26,009       1,518,275
                                                         -----------
                                                           5,507,560
  WHOLESALE DURABLE GOODS (0.06%)
  Visteon Corp..........................       3,080          43,120
                                                         -----------
Total Common Stocks.....................                  63,171,751
SHORT-TERM INVESTMENTS (5.12%)
-----------------------------------
  MONEY MARKET MUTUAL FUND (0.62%)
  Provident Institutional Funds, T-Fund
   Portfolio............................     414,209         414,209

                                            PRINCIPAL
                                             AMOUNT
                                          -------------
  UNITED STATES GOVERNMENT AGENCIES (4.50%)
  Federal National Mortgage Association,
   due 8/09/00..........................  $2,500,000       2,496,472
  Federal Home Loan Mortgage Corp., due
   8/01/00..............................     500,000         500,000
                                                         -----------
                                                           2,996,472
                                                         -----------
Total Short-Term Investments............                   3,410,681
                                                         -----------
Total Investments (99.97%)..............                  66,582,432
OTHER ASSETS LESS LIABILITIES (0.03%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                      20,940
                                                         -----------
Total Net Assets (100.00%)..............                 $66,603,372
                                                         ===========

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios).

    Institutional shares ("Class I") are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Investment, the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Investment. Share certificates are not available for Class I or Class A shares.

    Traditional shares ("Class A") are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Class A shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

    The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class A shares. Other class-specific expenses charged to each class during the year ended July 31, 2000, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                   TRANSFER AND
                                DIVIDEND DISBURSING
                                    AGENT FEES       REGISTRATION FEES
                                -------------------  ------------------
PORTFOLIO                        CLASS A   CLASS I   CLASS A   CLASS I
---------                       ---------  --------  --------  --------
Value Growth..................  $204,240   $10,808    $7,817    $2,624
High Grade Bond...............    35,065     5,239     4,606     2,575
High Yield Bond...............    42,546     5,331     4,615     2,586
Managed.......................   125,741    10,180     5,662     2,583
Money Market..................     6,483     5,444     4,016     1,828
Blue Chip.....................   178,329    12,034     7,591     2,652

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    All portfolios, other than the Money Market Portfolio, value their common and preferred stocks, corporate bonds, United States Treasury obligations and mortgage-backed and asset-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or in situations where liquidation of the holdings at quoted market prices is questionable, are valued at fair value as determined in good faith by the Board of Directors. Short-term investments (including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

    The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

    Dividends and distributions to shareholders are recorded on the ex-dividend date.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

    At July 31, 2000, the Value Growth, High Yield and Managed Portfolios had net capital loss carryforwards of approximately $29,276,000, $92,000 and $6,326,000, respectively, which will expire from 2007 through 2008. In addition, for the period from November 1, 1999 through July 31, 2000, the Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios incurred net realized capital losses of approximately $6,354,000, $22,000, $47,000 and $3,948,000, respectively. As permitted by tax

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  FEDERAL INCOME TAXES (CONTINUED)
regulations, each Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2001.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows:
(1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.50%; High Grade Bond Portfolio -- 0.40%; High Yield Bond Portfolio -- 0.55%; Managed Portfolio -- 0.60%; Money Market Portfolio -- 0.25%; and Blue Chip Portfolio -- 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class A shares of each portfolio and, in part, are subsequently remitted by EquiTrust Investment to retail dealers including EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares of each portfolio; (4) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.00 to $9.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000. EquiTrust Investment voluntarily waived the minimum fee associated with the shareholder service, transfer and dividend disbursing agent fees for both classes of shares, effective December 1, 1997 through December 31, 2000. There can be no assurance that EquiTrust Investment will continue to waive this expense beyond December 31, 2000.

    EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for both Class A and Class I shares based on each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2000, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

PORTFOLIO                                  CLASS A   CLASS I
---------                                 ---------  --------
Value Growth............................         --  154,703
High Grade Bond.........................         --   94,967
High Yield Bond.........................     75,129   95,057
Managed.................................         --   70,373
Money Market............................  1,910,602  500,000
Blue Chip...............................         --   27,196

    EquiTrust Investment also owned 100,603 shares of Value Growth Portfolio (Class A) at July 31, 2000.

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians' fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments.

5.  CAPITAL SHARE TRANSACTIONS

    Net assets as of July 31, 2000 consisted of:

                                                             PORTFOLIO
                           -----------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                   MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED       MARKET       CHIP
                           ------------  -----------  -----------  ------------  ----------  -----------
Capital Stock
 (5,000,000,000 shares of
 $.001 par value Capital
 Stock authorized).......  $      7,577  $     1,343  $     1,264  $      3,172  $    4,658  $     1,407
Additional paid-in
 capital.................   105,037,500   13,781,225   12,940,726    42,030,069   4,653,483   42,404,923
Accumulated undistributed
 net investment income...       334,916                                                           12,973
Accumulated undistributed
 net realized gain (loss)
 from investment
 transactions............   (35,630,066)     (22,377)    (140,174)  (10,273,987)               1,248,652
Net unrealized
 appreciation
 (depreciation) of
 investments.............    (5,090,674)    (752,221)    (990,306)      148,972               22,935,417
                           ------------  -----------  -----------  ------------  ----------  -----------
Net Assets...............  $ 64,659,253  $13,007,970  $11,811,510  $ 31,908,226  $4,658,141  $66,603,372
                           ============  ===========  ===========  ============  ==========  ===========

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
    Transactions in Capital Stock for each portfolio were as follows:

YEAR ENDED JULY 31, 2000:

                                                             PORTFOLIO
                           ------------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                    MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED       MARKET        CHIP
                           ------------  -----------  -----------  ------------  -----------  -----------
Shares sold:
  Class A................       507,475      109,750      152,911       150,831    2,453,451      285,255
  Class I................       100,064       21,187       24,572        44,320      122,817       35,896
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................        46,595       59,085       61,900       139,704       79,804       15,569
  Class I................         4,298        3,828        5,266        10,243        9,298        1,823
Shares redeemed:
  Class A................    (2,128,361)    (282,185)    (303,726)   (1,020,997)  (2,072,094)    (191,831)
  Class I................      (173,885)     (21,699)     (31,149)      (91,477)    (137,360)     (32,814)
                           ------------  -----------  -----------  ------------  -----------  -----------
Net Increase
 (Decrease)..............    (1,643,814)    (110,034)     (90,226)     (767,376)     455,916      113,898
                           ============  ===========  ===========  ============  ===========  ===========
Value of shares sold:
  Class A................  $  4,313,835  $ 1,074,317  $ 1,445,398  $  1,508,419  $ 2,453,451  $13,569,410
  Class I................       864,903      208,262      232,056       447,970      122,817    1,732,803
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................       392,597      579,078      582,456     1,385,155       79,804      769,683
  Class I................        36,316       37,535       49,547       101,740        9,298       90,400
Value redeemed:
  Class A................   (17,957,242)  (2,763,593)  (2,862,778)  (10,131,454)  (2,072,094)  (9,150,049)
  Class I................    (1,450,044)    (211,720)    (292,750)     (903,049)    (137,360)  (1,561,022)
                           ------------  -----------  -----------  ------------  -----------  -----------
Net Increase
 (Decrease)..............  $(13,799,635) $(1,076,121) $  (846,071) $ (7,591,219) $   455,916  $ 5,451,225
                           ============  ===========  ===========  ============  ===========  ===========

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
YEAR ENDED JULY 31, 1999:

                                                             PORTFOLIO
                           -----------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                   MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED      MARKET        CHIP
                           ------------  -----------  -----------  -----------  -----------  -----------
Shares Sold:
  Class A................     1,093,340     334,499       278,716      411,574    2,379,910      301,869
  Class I................       136,043      21,652        29,023       61,989      275,807       42,315
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................       572,232      55,948        58,350      317,600       41,669        8,453
  Class I................        24,347       2,805         3,959       17,659        5,547          797
Shares redeemed:
  Class A................    (1,393,178)   (177,704)     (196,728)    (660,841)  (1,528,394)    (188,360)
  Class I................       (38,706)     (3,696)       (6,138)     (25,818)    (173,322)     (11,583)
                           ------------  -----------  -----------  -----------  -----------  -----------
Net Increase.............       394,078     233,504       167,182      122,163    1,001,217      153,491
                           ============  ===========  ===========  ===========  ===========  ===========
Value of shares sold:
  Class A................  $ 10,430,281  $3,508,582   $ 2,852,823  $ 4,477,308  $ 2,379,910  $12,875,650
  Class I................     1,225,133     225,669       287,297      671,578      275,807    1,817,166
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................     5,067,247     583,214       593,444    3,345,622       41,669      355,959
  Class I................       217,816      29,180        40,175      186,062        5,547       33,610
Value redeemed:
  Class A................   (13,163,062) (1,849,459)   (2,002,783)  (7,091,136)  (1,528,394)  (8,095,048)
  Class I................      (373,273)    (38,961)      (62,363)    (279,419)    (173,322)    (514,111)
                           ------------  -----------  -----------  -----------  -----------  -----------
Net Increase.............  $  3,404,142  $2,458,225   $ 1,708,593  $ 1,310,015  $ 1,001,217  $ 6,473,226
                           ============  ===========  ===========  ===========  ===========  ===========

6.  INVESTMENT TRANSACTIONS

    For the year ended July 31, 2000, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                  PURCHASES      SALES
---------                                 -----------  -----------
Value Growth............................  $72,635,509  $88,704,594
High Grade Bond.........................    1,613,441    1,387,555
High Yield Bond.........................      402,500    1,444,262
Managed.................................   23,217,574   33,108,108
Blue Chip...............................   18,293,942   10,771,619

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  INVESTMENT TRANSACTIONS (CONTINUED)
    At July 31, 2000, net unrealized appreciation (depreciation) of investments by portfolio was composed of the following:

                                                                 NET UNREALIZED
                                          GROSS UNREALIZED        APPRECIATION
                                     --------------------------  (DEPRECIATION)
PORTFOLIO                            APPRECIATION  DEPRECIATION  OF INVESTMENTS
---------                            ------------  ------------  --------------
Value Growth.......................  $ 3,231,772    $8,322,446    $(5,090,674)
High Grade Bond....................      133,283       885,504       (752,221)
High Yield Bond....................       71,505     1,061,811       (990,306)
Managed............................    2,226,332     2,077,360        148,972
Blue Chip..........................   23,988,114     1,052,697     22,935,417

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

ORDINARY INCOME:

                               HIGH GRADE          HIGH YIELD            MONEY
                                  BOND                BOND               MARKET
                           ------------------  ------------------  ------------------
PAYABLE DATE               CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I
------------               --------  --------  --------  --------  --------  --------
August 31, 1999..........  $0.0475   $0.0516   $0.0510   $0.0562   $0.0029   $0.0031
September 30, 1999.......   0.0522    0.0560    0.0643    0.0690    0.0029    0.0031
October 29, 1999.........   0.0428    0.0467    0.0503    0.0547    0.0028    0.0029
November 30, 1999........   0.0465    0.0503    0.0525    0.0573    0.0032    0.0032
December 30, 1999........   0.0508    0.0543    0.0640    0.0684    0.0033    0.0034
January 31, 2000.........   0.0449    0.0502    0.0537    0.0597    0.0035    0.0039
February 29, 2000........   0.0453    0.0502    0.0500    0.0557    0.0032    0.0034
March 31, 2000...........   0.0555    0.0609    0.0652    0.0714    0.0035    0.0037
April 28, 2000...........   0.0403    0.0441    0.0493    0.0536    0.0033    0.0035
May 31, 2000.............   0.0453    0.0511    0.0509    0.0565    0.0038    0.0040
June 30, 2000............   0.0548    0.0601    0.0636    0.0681    0.0039    0.0040
July 31, 2000............   0.0440    0.0504    0.0497    0.0556    0.0041    0.0045
                           -------   -------   -------   -------   -------   -------
Total Dividends per
 Share...................  $0.5699   $0.6259   $0.6645   $0.7262   $0.0404   $0.0427
                           =======   =======   =======   =======   =======   =======

    The percentages of income dividends qualifying for deduction by corporate shareholders for the High Grade Bond and High Yield Bond portfolios are 2% and 6%, respectively.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
    In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended July 31, 2000, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                               DIVIDEND AMOUNT
                                                                  PER SHARE
                           DECLARATION   RECORD     PAYABLE   ------------------
PORTFOLIO                     DATE        DATE       DATE     CLASS A   CLASS I
---------                  -----------  ---------  ---------  --------  --------
Value Growth.............    12/28/99   12/28/99   12/29/99   $0.0494   $0.0871
Managed..................    10/28/99   10/28/99   10/29/99    0.1284    0.1401
Managed..................    12/28/99   12/28/99   12/29/99    0.0720    0.0824
Managed..................     4/27/00    4/27/00    4/28/00    0.1847    0.2159
Managed..................     7/30/00    7/30/00    7/31/00    0.0780    0.0920
Blue Chip................    12/28/99   12/28/99   12/29/99    0.1132    0.3820

    The percentages of income dividends qualifying for deduction by corporate shareholders for the Value Growth, Managed and Blue Chip portfolios are 100%, 34% and 100%, respectively.

CAPITAL GAINS DISTRIBUTIONS:

                                                                      DIVIDEND
                                                                       AMOUNT
                                DECLARATION   RECORD     PAYABLE     PER SHARE
PORTFOLIO                          DATE        DATE       DATE     (BOTH CLASSES)
---------                       -----------  ---------  ---------  --------------
High Grade Bond...............    12/28/99   12/28/99   12/29/99      $0.0295
Blue Chip.....................    12/28/99   12/28/99   12/29/99       0.5189

                 (This page has been left blank intentionally.)

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
YEARS ENDED JULY 31, 2000, 1999, 1998, 1997 AND 1996

                                                       INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                                     -------------------------------------  --------------------------
                                                                 NET REALIZED
                                                                      AND
                                          NET ASSET               UNREALIZED      TOTAL     DIVIDENDS
                                          VALUE AT      NET          GAIN          FROM      FROM NET   DISTRIBUTIONS
                                          BEGINNING  INVESTMENT    (LOSS) ON    INVESTMENT  INVESTMENT       FROM
                                          OF PERIOD    INCOME     INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS
                                          ---------  ----------  -------------  ----------  ----------  --------------
VALUE GROWTH PORTFOLIO
  Class A:
    2000................................   $  9.57    $  0.06      $   (1.05)    $  (0.99)   $  (0.05)    $      --
    1999................................     11.07       0.09          (0.97)       (0.88)      (0.11)           --
    1998................................     15.63       0.13          (2.26)       (2.13)      (0.17)        (2.26)
    1997................................     14.68       0.18           2.89         3.07       (0.18)        (1.94)
    1996................................     13.04       0.27           2.10         2.37       (0.46)        (0.27)
  Class I:
    2000................................   $  9.60    $  0.12      $   (1.05)    $  (0.93)   $  (0.09)    $      --
    1999................................     11.08       0.19          (1.01)       (0.82)      (0.15)           --
    1998................................     16.16       0.19          (2.83)       (2.64)      (0.18)        (2.26)
HIGH GRADE BOND PORTFOLIO
  Class A:
    2000................................   $ 10.07    $  0.57      $   (0.35)    $   0.22    $  (0.57)    $   (0.01)
    1999................................     10.57       0.56          (0.44)        0.12       (0.56)        (0.06)
    1998................................     10.50       0.60           0.07         0.67       (0.60)           --
    1997................................     10.16       0.60           0.34         0.94       (0.60)           --
    1996................................     10.26       0.64          (0.10)        0.54       (0.64)           --
  Class I:
    2000................................   $ 10.07    $  0.63      $   (0.35)    $   0.28    $  (0.63)    $   (0.01)
    1999................................     10.57       0.60          (0.44)        0.16       (0.60)        (0.06)
    1998................................     10.53       0.42           0.04         0.46       (0.42)           --
HIGH YIELD BOND PORTFOLIO
  Class A:
    2000................................   $  9.87    $  0.66      $   (0.52)    $   0.14    $  (0.66)    $      --
    1999................................     10.48       0.60          (0.51)        0.09       (0.60)        (0.02)
    1998................................     10.48       0.65           0.07         0.72       (0.65)        (0.07)
    1997................................      9.99       0.70           0.61         1.31       (0.70)        (0.12)
    1996................................     10.03       0.75          (0.01)        0.74       (0.75)        (0.03)
  Class I:
    2000................................   $  9.87    $  0.73      $   (0.53)    $   0.20    $  (0.73)    $      --
    1999................................     10.47       0.65          (0.50)        0.15       (0.65)        (0.02)
    1998................................     10.52       0.45           0.02         0.47       (0.45)        (0.07)

                                                  LESS DISTRIBUTIONS
                                          -----------------------------------

                                             DISTRIBUTIONS
                                              IN EXCESS OF          TOTAL
                                           NET REALIZED GAINS   DISTRIBUTIONS
                                          --------------------  -------------
VALUE GROWTH PORTFOLIO
  Class A:
    2000................................      $         --        $   (0.05)
    1999................................             (0.51)           (0.62)
    1998................................                --            (2.43)
    1997................................                --            (2.12)
    1996................................                --            (0.73)
  Class I:
    2000................................      $         --        $   (0.09)
    1999................................             (0.51)           (0.66)
    1998................................                --            (2.44)
HIGH GRADE BOND PORTFOLIO
  Class A:
    2000................................      $      (0.02)       $   (0.60)
    1999................................                --            (0.62)
    1998................................                --            (0.60)
    1997................................                --            (0.60)
    1996................................                --            (0.64)
  Class I:
    2000................................      $      (0.02)       $   (0.66)
    1999................................                --            (0.66)
    1998................................                --            (0.42)
HIGH YIELD BOND PORTFOLIO
  Class A:
    2000................................      $         --        $   (0.66)
    1999................................             (0.08)           (0.70)
    1998................................                --            (0.72)
    1997................................                --            (0.82)
    1996................................                --            (0.78)
  Class I:
    2000................................      $         --        $   (0.73)
    1999................................             (0.08)           (0.75)
    1998................................                --            (0.52)

                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                          TOTAL      ----------------------------------
                                                                       INVESTMENT
                                                          NET ASSET   RETURN BASED                        RATIO OF
                                             CAPITAL       VALUE AT        ON        NET ASSETS AT   TOTAL EXPENSES TO
                                           CONTRIBUTION      END        NET ASSET    END OF PERIOD        AVERAGE
                                          FROM AFFILIATE  OF PERIOD     VALUE (1)    (IN THOUSANDS)      NET ASSETS
                                          --------------  ----------  -------------  --------------  ------------------
VALUE GROWTH PORTFOLIO
  Class A:
    2000................................    $      --      $  8.53         (10.35)%    $   60,429              1.79%
    1999................................           --         9.57          (7.46)%        82,902              1.74%
    1998................................           --        11.07         (16.37)%        92,848              1.60%
    1997................................           --        15.63          21.83%        112,985              1.65%
    1996................................           --        14.68          18.41%         86,534              1.62%
  Class I:
    2000................................    $      --      $  8.58          (9.70)%    $    4,230              1.01%
    1999................................           --         9.60          (6.83)%         5,399              1.19%
    1998................................           --        11.08         (18.97)%(3)        4,885            0.73%(3)
HIGH GRADE BOND PORTFOLIO
  Class A:
    2000................................    $      --      $  9.69           2.27%     $   11,513              1.75%
    1999................................           --        10.07           1.07%         13,110              1.67%
    1998................................           --        10.57           6.53%         11,510              1.71%
    1997................................           --        10.50           9.56%         10,250              1.82%
    1996................................           --        10.16           5.37%          9,122              1.85%
  Class I:
    2000................................    $      --      $  9.69           2.85%     $    1,495              1.19%
    1999................................           --        10.07           1.47%          1,521              1.26%
    1998................................           --        10.57           4.40%(3)        1,376             0.95%(3)
HIGH YIELD BOND PORTFOLIO
  Class A:
    2000................................    $      --      $  9.35           1.64%     $   10,276              2.02%
    1999................................           --         9.87           0.87%         11,734              1.95%
    1998................................           --        10.48           7.10%         10,982              1.97%
    1997................................           --        10.48          13.29%          9,156              2.10%(4)
    1996................................           --         9.99           7.67%          7,349              2.22%(4)
  Class I:
    2000................................    $      --      $  9.34           2.20%     $    1,535              1.34%
    1999................................           --         9.87           1.43%          1,635              1.50%
    1998................................           --        10.47           4.62%(3)        1,454             1.05%(3)

                                                  RATIOS/SUPPLEMENTAL DATA
                                          -----------------------------------------
                                                           RATIO OF NET
                                           RATIO OF NET     INVESTMENT
                                           EXPENSES TO      INCOME TO     PORTFOLIO
                                           AVERAGE NET       AVERAGE      TURNOVER
                                              ASSETS        NET ASSETS      RATE
                                          --------------  --------------  ---------
VALUE GROWTH PORTFOLIO
  Class A:
    2000................................          1.78%          0.64%        103%
    1999................................          1.74%          0.92%        220%
    1998................................          1.60%          0.87%        217%
    1997................................          1.65%          1.18%         77%
    1996................................          1.62%          1.87%         92%
  Class I:
    2000................................          1.00%          1.42%        103%
    1999................................          1.18%          1.48%        220%
    1998................................          0.73%(3)        0.64%(3)     217%(3)
HIGH GRADE BOND PORTFOLIO
  Class A:
    2000................................          1.73%          5.80%         12%
    1999................................          1.66%          5.33%         29%
    1998................................          1.71%          5.67%         38%
    1997................................          1.82%          5.85%         30%
    1996................................          1.85%          6.19%         34%
  Class I:
    2000................................          1.17%          6.36%         12%
    1999................................          1.25%          5.74%         29%
    1998................................          0.95%(3)        3.89%(3)      38%(3)
HIGH YIELD BOND PORTFOLIO
  Class A:
    2000................................          1.98%          7.05%          3%
    1999................................          1.94%          5.93%         44%
    1998................................          1.97%          6.17%         30%
    1997................................          2.00%          6.82%         45%
    1996................................          2.00%          7.44%         30%
  Class I:
    2000................................          1.33%          7.71%          3%
    1999................................          1.49%          6.38%         44%
    1998................................          1.05%(3)        4.26%(3)      30%(3)

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
YEARS ENDED JULY 31, 2000, 1999, 1998, 1997, AND 1996

                                       INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                                      ------------------------------------  -------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED     TOTAL     DIVIDENDS
                           VALUE AT      NET          GAIN         FROM      FROM NET   DISTRIBUTIONS
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT      FROM
                           OF PERIOD    INCOME     INVESTMENT   OPERATIONS    INCOME    CAPITAL GAINS
                           ---------  ----------  ------------  ----------  ----------  -------------
MANAGED PORTFOLIO
  Class A:
    2000.................   $10.39      $0.46        $(0.33)      $ 0.13      $(0.46)      $   --
    1999.................    12.15       0.47         (1.25)       (0.78)      (0.47)          --
    1998.................    14.05       0.44         (1.00)       (0.56)      (0.44)       (0.90)
    1997.................    13.33       0.48          1.91         2.39       (0.46)       (1.21)
    1996.................    11.85       0.46          1.54         2.00       (0.45)       (0.10)
  Class I:
    2000.................   $10.41      $0.53        $(0.33)      $ 0.20      $(0.53)      $   --
    1999.................    12.13       0.49         (1.21)       (0.72)      (0.49)          --
    1998.................    14.21       0.34         (1.16)       (0.82)      (0.36)       (0.90)
MONEY MARKET PORTFOLIO
  Class A:
    2000.................   $ 1.00      $0.04        $   --       $ 0.04      $(0.04)      $   --
    1999.................     1.00       0.03            --         0.03       (0.03)          --
    1998.................     1.00       0.04            --         0.04       (0.04)          --
    1997.................     1.00       0.03            --         0.03       (0.03)          --
    1996.................     1.00       0.04            --         0.04       (0.04)          --
  Class I:
    2000.................   $ 1.00      $0.04        $   --       $ 0.04      $(0.04)      $   --
    1999.................     1.00       0.03            --         0.03       (0.03)          --
    1998.................     1.00       0.02            --         0.02       (0.02)          --
BLUE CHIP PORTFOLIO
  Class A:
    2000.................   $46.89      $0.06        $ 1.00       $ 1.06      $(0.11)      $(0.52)
    1999.................    41.27       0.13          5.82         5.95       (0.16)       (0.05)
    1998.................    37.20       0.18          4.08         4.26       (0.16)       (0.03)
    1997.................    26.26       0.16         11.22        11.38       (0.14)       (0.30)
    1996.................    22.85       0.17          3.43         3.60       (0.19)          --
  Class I:
    2000.................   $47.13      $0.43        $ 1.04       $ 1.47      $(0.38)      $(0.52)
    1999.................    41.37       0.38          5.84         6.22       (0.29)       (0.05)
    1998.................    36.77       0.29          4.51         4.80       (0.17)       (0.03)

                                  LESS DISTRIBUTIONS
                           ---------------------------------

                             DISTRIBUTIONS
                              IN EXCESS OF         TOTAL
                           NET REALIZED GAINS  DISTRIBUTIONS
                           ------------------  -------------
MANAGED PORTFOLIO
  Class A:
    2000.................        $   --           $(0.46)
    1999.................         (0.51)           (0.98)
    1998.................            --            (1.34)
    1997.................            --            (1.67)
    1996.................            --            (0.55)
  Class I:
    2000.................        $   --           $(0.53)
    1999.................         (0.51)           (1.00)
    1998.................            --            (1.26)
MONEY MARKET PORTFOLIO
  Class A:
    2000.................        $   --           $(0.04)
    1999.................            --            (0.03)
    1998.................            --            (0.04)
    1997.................            --            (0.03)
    1996.................            --            (0.04)
  Class I:
    2000.................        $   --           $(0.04)
    1999.................            --            (0.03)
    1998.................            --            (0.02)
BLUE CHIP PORTFOLIO
  Class A:
    2000.................        $   --           $(0.63)
    1999.................         (0.12)           (0.33)
    1998.................            --            (0.19)
    1997.................            --            (0.44)
    1996.................            --            (0.19)
  Class I:
    2000.................        $   --           $(0.90)
    1999.................         (0.12)           (0.46)
    1998.................            --            (0.20)

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                         TOTAL      ---------------------------------
                                                       INVESTMENT
                                           NET ASSET  RETURN BASED                      RATIO OF
                              CAPITAL      VALUE AT        ON       NET ASSETS AT   TOTAL EXPENSES TO
                            CONTRIBUTION      END      NET ASSET    END OF PERIOD        AVERAGE
                           FROM AFFILIATE  OF PERIOD   VALUE (1)    (IN THOUSANDS)     NET ASSETS
                           --------------  ---------  ------------  --------------  -----------------
MANAGED PORTFOLIO
  Class A:
    2000.................      $  --        $10.06          1.42%      $29,443                1.96%
    1999.................         --         10.39         (6.26)%      38,012                1.95%
    1998.................         --         12.15         (4.54)%      43,602                1.83%
    1997.................         --         14.05         17.88%       40,994                1.95%
    1996.................       0.03(2)      13.33         17.30%(2)     27,470               1.91%
  Class I:
    2000.................      $  --        $10.08          2.10%      $ 2,465                1.30%
    1999.................         --         10.41         (5.75)%       2,931                1.47%
    1998.................         --         12.13         (6.31)%(3)      2,762              1.03%(3)
MONEY MARKET PORTFOLIO
  Class A:
    2000.................      $  --        $ 1.00          4.12%      $ 3,928                1.73%
    1999.................         --          1.00          3.19%        3,467                1.91%
    1998.................         --          1.00          3.65%        2,574                1.95%
    1997.................         --          1.00          3.51%        2,466                2.28%(4)
    1996.................         --          1.00          3.64%        2,552                2.43%(4)
  Class I:
    2000.................      $  --        $ 1.00          4.36%      $   730                1.73%(4)
    1999.................         --          1.00          3.16%          735                2.22%(4)
    1998.................         --          1.00          2.47%(3)        627               1.29%(3)
BLUE CHIP PORTFOLIO
  Class A:
    2000.................      $  --        $47.32          2.21%      $60,701                1.50%
    1999.................         --         46.89         14.51%       55,045                1.52%
    1998.................         --         41.27         11.49%       43,418                1.55%
    1997.................         --         37.20         43.77%       29,863                1.74%
    1996.................         --         26.26         15.83%       14,641                1.79%
  Class I:
    2000.................      $  --        $47.70          3.05%      $ 5,902                0.69%
    1999.................         --         47.13         15.18%        5,601                0.94%
    1998.................         --         41.37         13.14%(3)      3,613               0.76%(3)

                                 RATIOS/SUPPLEMENTAL DATA
                           -------------------------------------
                                         RATIO OF NET
                           RATIO OF NET  INVESTMENTS
                           EXPENSES TO    INCOME TO    PORTFOLIO
                             AVERAGE       AVERAGE     TURNOVER
                            NET ASSETS    NET ASSETS     RATE
                           ------------  ------------  ---------
MANAGED PORTFOLIO
  Class A:
    2000.................        1.96%         4.47%        70%
    1999.................        1.95%         4.30%        67%
    1998.................        1.83%         3.33%        66%
    1997.................        1.95%         3.48%        74%
    1996.................        1.91%         3.47%        81%
  Class I:
    2000.................        1.29%         5.14%        70%
    1999.................        1.47%         4.78%        67%
    1998.................        1.03%(3)       2.30%(3)      66%(3)
MONEY MARKET PORTFOLIO
  Class A:
    2000.................        1.71%         4.03%         0%
    1999.................        1.89%         3.13%         0%
    1998.................        1.95%         3.57%         0%
    1997.................        2.00%         3.46%         0%
    1996.................        2.00%         3.58%         0%
  Class I:
    2000.................        1.47%         4.48%         0%
    1999.................        1.97%         3.07%         0%
    1998.................        1.29%(3)       2.37%(3)       0%(3)
BLUE CHIP PORTFOLIO
  Class A:
    2000.................        1.49%         0.12%        18%
    1999.................        1.52%         0.30%         7%
    1998.................        1.55%         0.49%         3%
    1997.................        1.74%         0.49%         0%
    1996.................        1.79%         0.66%         3%
  Class I:
    2000.................        0.69%         0.93%        18%
    1999.................        0.94%         0.88%         7%
    1998.................        0.76%(3)       0.51%(3)       3%(3)

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

    (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

    (2) During the year ended July 31, 1996, EquiTrust Investment voluntarily reimbursed the Managed Portfolio for losses relating to the sale of a restricted security in the amount of $44,982. The transaction was recorded as a realized capital loss and an offsetting capital contribution from an affiliate. The total investment return includes the effect of the capital contribution of $0.02 per share. The return without the capital contribution would have been 17.13%.

    (3) Period from December 1, 1997 (date Class I operations commenced) through July 31, 1998. Ratios presented have not been annualized.

    (4) Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income as shown:

                                                       PER SHARE
                                                     NET INVESTMENT    AMOUNT
                                               YEAR      INCOME      REIMBURSED
                                               ----  --------------  ----------
          HIGH YIELD BOND PORTFOLIO
            Class A                            2000      $0.66        $ 2,521
                                               1997       0.69          8,681
                                               1996       0.73         15,361
          MONEY MARKET PORTFOLIO
            Class A                            1997      $0.03        $ 7,255
                                               1996       0.03         10,718

            Class I                            2000      $0.04        $ 1,701
                                               1999       0.03          1,724

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
REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprised of the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios) as of July 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
August 31, 2000

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